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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 17, 2005

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                   000-28107                        88-0399260
           (Commission File Number)      (IRS Employer Identification No.)

                   41A AVENUE ROAD, TORONTO, ONTARIO, M5R 2G3

               (Address of Principal Executive Offices)(Zip Code)

                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a012 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01 -- OTHER EVENTS

         (1) On August 12, 2005, 2005, Georges Benarroch, Linda Kent and Credifinance Securities, filed with the United States District Court, District of Nevada, a Motion for Order Finding Plaintiffs, Gordon Leliever, Douglas Budden, Betty North and Boardwalk Creation, Ltd., in Contempt Of Court And For Sanctions Against Plaintiffs.

A copy of the Motion For Contempt can be reviewed at the following link or can be viewed at the United States District Court, District of Nevada https://pacer.login.uscourts.gov/cgi-bin/login.pl?court_id=nvdc Refer to Case No. CV-S-05-0133-RCJ-LRL




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  OSPREY GOLD CORP.


                                  By: /s/ Linda Kent
                                      -----------------------------------------
                                      Linda Kent Corporate Secretary Treasurer



August 17, 2005